UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2025

Radian Group Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-11356	23-2691170
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

550 East Swedesford Road, Suite 350

Wayne, Pennsylvania, 19087

(Address of Principal Executive Offices, and Zip Code)

(215) 231-1000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	RDN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Compensatory Arrangements of Certain Officers

2025 Long-Term Incentive Awards

On May 21, 2025, the Compensation and Human Capital Management Committee (the “Committee”) of the Board of Directors (the “Board”) of Radian Group Inc. (the “Company”) granted annual long-term incentive awards (the “2025 LTI Awards”) to the Company’s executive officers, including the following persons who are named in the 2024 Summary Compensation Table of the Company’s 2025 Proxy Statement, filed with the Securities and Exchange Commission on April 1, 2025: Richard G. Thornberry, the Company’s Chief Executive Officer; Sumita Pandit, the Company’s President and Chief Financial Officer; Derek V. Brummer, the Company’s former President of Mortgage Insurance and current advisor to the Company; Edward J. Hoffman, the Company’s Senior EVP, General Counsel; and Eric Ray, the Company’s Senior EVP, Chief Digital Officer (collectively referred to herein as, the “Named Executive Officers”).

All of the 2025 LTI Awards granted by the Company, including those awarded to the Named Executive Officers, as described in more detail below, were granted under the Radian Group Inc. 2021 Equity Compensation Plan.

Each Named Executive Officer’s 2025 LTI Award is comprised of the following: (1) performance-based restricted stock units that will vest based on growth in the Company’s “LTI Book Value per Share” (as defined below), as may be adjusted by the “Relative TSR Modifier” (as defined below), over a three-year performance period (the “BV RSUs”); and (2) time-based restricted stock units that will vest over three years in pro rata installments (“Time-Based RSUs”). Consistent with the Company’s pay-for-performance philosophy, the BV RSUs comprise the majority of each Named Executive Officer’s 2025 LTI Award.

2025 Performance-Based Awards – BV RSUs

The Committee granted a target number of BV RSUs to each Named Executive Officer (“BV RSU Target”) in the following target amounts: Mr. Thornberry – 131,100 RSUs; Ms. Pandit – 50,420 RSUs; Mr. Brummer – 40,340 RSUs; Mr. Hoffman – 27,230 RSUs; and Mr. Ray – 18,160 RSUs.

The BV RSUs will vest on May 15, 2028, subject to the attainment of specified performance goals (as described below), as well as certain conditions described below under “Termination of Employment Events.” Each vested BV RSU will be payable in one share of the Company’s common stock, following a one-year holding period after vesting.

On the vesting date, each Executive will become vested in a number of BV RSUs (from 0 to 200% of the Executive’s BV RSU Target) based on the Company’s cumulative growth in LTI Book Value per Share (resulting in the “BV Payout Percentage”), as modified by the Relative TSR Modifier, over a three-year performance period from April 1, 2025 through March 31, 2028 (“Performance Period”).

The BV Payout Percentage associated with the cumulative growth in LTI Book Value per Share will be determined based on a comparison to the following reference points:

Cumulative Growth in LTI Book Value per Share(1)	BV Payout Percentage(1) (Percentage of BV RSU Target)
≥48%	200%
33%	100%
≤18%(2)	0%

(1)

If the Company’s cumulative growth in LTI Book Value per Share falls between two referenced percentages, the BV Payout Percentage will be interpolated. The Company’s “LTI Book Value per Share” is defined as: (A) book value adjusted to exclude: (1) accumulated other comprehensive income; and (2) the impact, if any, during the Performance Period from declared dividends on common shares and dividend equivalents on outstanding equity awards; divided by (B) basic shares of common stock outstanding.

If the Company’s cumulative growth in LTI Book Value per Share is less than or equal to 18%, the BV Payout Percentage will be zero. The results of the BV Payout Percentage, as described above, will be modified by a Relative TSR Modifier based on the Company’s cumulative three-year total stockholder return for the Performance Period (“Company Absolute TSR”) as compared to a simple average total stockholder return of the companies designated as the Company’s peer group for purposes of the BV RSUs (“Average Peer Group TSR” and as compared to the Company Absolute TSR, the “Comparative TSR Performance”) based on the reference points set forth below. If, however, the Company Absolute TSR is negative, no positive adjustment will be made to the BV Payout Percentage as a result of the Relative TSR Modifier.

Company Absolute TSR vs. Average Peer Group TSR ( Comparative TSR Performance)	Relative TSR Modifier(1)
≥10.5%	25.00%
8.00%	18.75%
5.50%	12.50%
3.00%	6.25%
0.50%	0.00%
-2.00%	-6.25%
-4.50%	-12.50%
-7.00%	-18.75%
≤9.50%	-25.00%

(1)	If the Comparative TSR Performance falls between two referenced percentages, the Relative TSR Modifier will be interpolated.

The BV Payout Percentage will be adjusted by the Relative TSR Modifier by adding or subtracting the Relative TSR Modifier to the BV Payout Percentage. The actual number of BV RSUs that vest with respect to the Performance Period will be determined by multiplying an Named Executive Officer’s BV RSU Target by the BV Payout Percentage, after adjustment by the Relative TSR Modifier, unless the Company Absolute TSR is negative, in which case no positive adjustment will be made as a result of the Relative TSR Modifier. Additionally, in no event will the number of BV RSUs that vest exceed 200% of the Executive’s BV RSU Target.

The BV RSUs include a one-year holding period after vesting, such that the vested BV RSUs will not be convertible into shares (other than shares withheld to pay taxes due at vesting) until the one-year anniversary of the vesting date of the BV RSUs. However, as set forth in the applicable grant instrument, the post-vesting holding period will cease to apply in certain circumstances, such as (i) the Named Executive Officer’s death or disability, (ii) the Named Executive Officer’s Involuntary Termination (as defined below) in connection with a change of control before the end of the Performance Period, or (iii) the occurrence of a change of control after the end of the Performance Period.

The BV RSU awards provide for “double trigger” vesting in the event of a change of control. In the event of a change of control of the Company before the end of the three-year performance period, absent an Involuntary Termination (as defined below), the BV RSUs will become vested on the vesting date of the BV RSUs following the end of the three-year performance period in an amount equal to the projected BV Payout Percentage for the full performance period, estimated as of the end of the fiscal quarter immediately prior to the change of control, and as modified by the Relative TSR Modifier by applying the Relative TSR Modifier as of the end of the fiscal quarter immediately prior to the change of control (the “CoC Performance Level”).

Named Executive Officers are entitled to receive dividend equivalents on their BV RSU awards, as described below under “Dividend Equivalents.” The treatment of the BV RSU awards upon the occurrence of certain employment termination events is described under “Termination of Employment Events” below.

2025 Time-Based RSUs

The Committee granted Time-Based RSUs to the Named Executive Officers in the following amounts: Mr. Thornberry – 78,600 RSUs; Ms. Pandit – 30,230 RSUs; Mr. Brummer – 24,190 RSUs; Mr. Hoffman – 16,330 RSUs; and Mr. Ray – 10,890 RSUs.

The Time-Based RSUs are scheduled to vest in three pro rata installments on May 15, 2026, May 15, 2027 and May 15, 2028, subject to the occurrence of certain employment termination events described under “Termination of Employment Events” below.

Named Executive Officers are entitled to receive dividend equivalents on their Time-Based RSU awards as described below under “Dividend Equivalents.”

Termination of Employment Events

Generally, the 2025 LTI Awards would be treated as follows if the Named Executive Officer’s employment is terminated for the following reasons:

Termination Event	BV RSUs	Time-Based RSUs
Voluntary Termination	All unvested BV RSUs are forfeited	All unvested Time-Based RSUs are forfeited

Involuntary Termination* (No Change of Control)

•   Except as set forth below, the target number of BV RSUs will be prorated for the number of months served between the grant date and date of termination, with vesting occurring on the original vesting date at the BV Performance Level

•   If terminated within six months of the grant date, the BV RSUs will be forfeited

•   If terminated during the six-months prior to the original vesting date, the BV RSUs will not be prorated (Executive is eligible for full value of award)

•   If terminated on or before the first vesting date of the Time-Based RSUs, 33% of the Time-Based RSUs will automatically vest, and the remaining Time-Based RSUs will be forfeited

•   If terminated after the first vesting date of the Time-Based RSUs, any unvested Time-Based RSUs will automatically vest on the date of termination

Involuntary Termination* (Occurring 90 Days Before or One Year After Change of Control)	Accelerate vesting of BV RSUs as of the termination date (or, if later, on the date of the Change of Control) at the CoC Performance Level	Accelerate vesting of Time-Based RSUs in full on the termination date (or, if later, on the date of the Change of Control)

Death / Disability	Accelerate vesting of BV RSUs as of the date of death or disability at the BV RSU Target or, if a change of control has occurred, at the CoC Performance Level.	Accelerate vesting of Time-Based RSUs in full on date of death or disability

Retirement	BV RSUS are not forfeited and vest on the original vesting date at the BV Performance Level or, if a change of control has occurred, at the CoC Performance Level.	Accelerate vesting of Time-Based RSUs in full on retirement date

*

An “Involuntary Termination” is generally defined as a termination of the Named Executive Officer’s employment by the Company other than for “cause” or a Named Executive Officer’s termination of employment for “good reason,” as each term is defined in the Named Executive Officer’s executive severance agreement.

Dividend Equivalents

Executives are entitled to receive dividend equivalents on their 2025 LTI Awards. In general, the 2025 LTI Awards provide that upon the declaration and payment by the Company of a cash dividend on its common stock, each Named Executive Officer will be entitled to receive a cash amount equal to the per-share cash dividend paid by the Company (a “Dividend Equivalent”), multiplied by the total number of BV RSUs and Time-Based RSUs subject to such award, with the number of BV RSUs initially measured at target and adjusted at vesting based on performance under the award. Any Dividend Equivalents credited to a 2025 LTI Award are subject to the same vesting, payment, forfeiture and other terms and conditions as the related award, including, as it relates to the BV RSUs, the requirement that certain specified performance conditions be met.

Dividend Equivalents will accrue on unvested 2025 LTI Awards in a non-interest bearing book account and will not be paid to the Executives prior to vesting of the 2025 LTI Awards. Unless the 2025 LTI Award is otherwise deferred under the Company’s deferred compensation plan for executives, such Dividend Equivalents, as adjusted to take into account achievement of the applicable performance goals with respect to the BV RSUs, will be paid when the 2025 LTI Awards vest. If and to the extent that the underlying 2025 LTI Awards are forfeited, all related Dividend Equivalents will be forfeited. With respect to the BV RSUs, Dividend Equivalents that accrue during the one-year holding period following the vesting of the BV RSUs will be paid when dividends are paid on the underlying common stock of the Company.

The foregoing summary of the 2025 LTI Awards is not a complete description of all of the terms and conditions of the BV RSUs and the Time-Based RSUs, and is qualified in its entirety by reference to the full text of the form of grant instruments, which the Company plans to file as exhibits to its Quarterly Report on Form 10-Q for the quarter ended June 30, 2025.

Severance Plan

On May 21, 2025 (the “Effective Date”), upon the recommendation of the Committee, the Board adopted and approved the Radian Group Inc. Severance Plan (the “Severance Plan”), effective as of the Effective Date. The Severance Plan formalizes the Company’s current severance practices and is intended to provide a transparent, structured and standardized framework for providing benefits, including severance pay, to Eligible Employees (as defined in the Severance Plan) who are involuntarily terminated from employment.

The Severance Plan does not alter or supersede any written current or future severance agreement between the Company and an individual employee (“Alternative Severance Arrangement”), including the Company’s Named Executive Officers, and employees with Alternative Severance Arrangements are not entitled to benefits under the Severance Plan. Accordingly, notwithstanding the adoption of the Severance Plan, the Company’s Named Executive Officers will continue to remain entitled to receive the compensation and other benefits applicable to a qualifying termination under their previously disclosed Executive Severance Agreements, as described in the Company’s Proxy Statement filed with the Securities and Exchange Commission on April 1, 2025.

Eligible Employees who are involuntarily terminated without Cause (as defined in the Severance Plan) will be eligible to receive the severance pay and other benefits provided for in the Severance Plan, as further described below. For an Eligible Employee to receive any severance amounts under the Severance Plan, the Eligible Employee must sign and (as applicable) not revoke a general release of all claims in a form provided by the Company.

Notice Period

Except as otherwise provided in the Severance Plan, the Company will provide Eligible Employees with a minimum advance notice period of employment termination of sixty (60) days (the “Notice Period”). During the Notice Period, the Eligible Employee will receive base cash compensation and Company benefits at the same level as in effect immediately before the Notice Period.

Severance Pay

The Company will pay an Eligible Employee an amount of severance based on compensation grade, ranging from four weeks of severance plus one week per year of service, up to 52 weeks of severance for, in each case less the number of weeks in the Notice Period during which the Eligible Employee does not actively work. In all cases, the total weeks of severance pay is subject to a minimum of 2 weeks and a maximum of 52 total weeks. In addition, an Eligible Employee whose employment is terminated between October 1 and December 30 of any year will be entitled to a lump-sum cash severance payment in an amount equal to 50% of their target STI award for the year of termination.

Other Severance Benefits

Subject to the terms and conditions in the Severance Plan and the Company’s applicable health plan, the Eligible Employee may elect continued health coverage under the Consolidated Omnibus Budget Reconciliation Act (“COBRA”) pursuant to the Company’s health plan in which the Eligible Employee participates as of the termination effective date. If an Eligible Employee elects continued health coverage, then during the “Coverage Period” (as defined in the Severance Plan) the Company will pay the monthly COBRA premium for such continued health coverage, less an amount equal to the premium charge paid by the Company’s active employees for such coverage under the Company’s health plan as in effect on the termination effective date (“Employee Premium”). The Eligible Employee will be responsible for payment of the Employee Premium. Outplacement or career transition benefits are also provided for in the Severance Plan

The Severance Plan includes provisions for the payment of accrued but unused paid time off, as well as payments under certain of the Company’s incentive compensation plans. The Severance Plan does not alter the treatment of awards granted under the Radian Group Inc. Short-Term Incentive (“STI”) Plan for Employees or the Radian Group Inc. Equity Compensation Plan, which will continue to be treated in accordance with the terms of those plans.

The description of the benefits provided under the Severance Plan herein is qualified in its entirety by reference to the full text of the Severance Plan, a copy of which is filed as Exhibit 10.1 and is incorporated by reference in this Current Report on Form 8-K.

5.07	Submission of Matters to a Vote of Security Holders.

At the Company’s 2025 Annual Meeting of Stockholders held on May 21, 2025, the following proposals were submitted to a vote of the Company’s stockholders, with the voting results indicated below:

(1)	Election of eleven directors for a term of one year each, to serve until their successors have been duly elected and qualified or until their earlier removal or resignation:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Howard B. Culang	111,142,202	3,063,718	31,193	6,847,396
Fawad Ahmad	110,930,142	3,192,415	114,556	6,847,396
Brad L. Conner	110,838,791	3,317,392	80,930	6,847,396
Debra Hess	113,857,845	339,483	39,785	6,847,396
Anne Leyden	113,809,080	387,666	40,367	6,847,396
Brian D. Montgomery	111,199,890	2,964,522	72,701	6,847,396
Lisa Mumford	114,152,552	45,468	39,093	6,847,396
Jed Rhoads	113,113,272	1,082,822	41,019	6,847,396
Gregory V. Serio	111,282,270	2,913,674	41,169	6,847,396
Noel J. Spiegel	108,489,639	5,706,517	40,957	6,847,396
Richard G. Thornberry	112,520,512	1,674,680	41,921	6,847,396

(2)	Approval, by an advisory, non-binding vote, of the compensation of the Company’s named executive officers:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
110,233,933	3,841,350	161,830	6,847,396

(3)	Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2025:

FOR	AGAINST	ABSTAIN
120,164,026	901,249	19,234

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Number	Description

10.1	Radian Group Inc. Severance Plan

104	The cover page of this Current Report on Form 8-K, formatted as an inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 28, 2025	RADIAN GROUP INC.

	By:	/s/ Elizabeth A. Diffley
	Name:	Elizabeth A. Diffley
	Title:	Executive Vice President